UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2022

NorthWestern Corporation
(Exact name of registrant as specified in its charter)

Delaware			1-10499	46-0172280
(State or other jurisdiction of incorporation or organization)			(Commission File Number)	(I.R.S. Employer Identification No.)
3010 W. 69th Street	Sioux Falls	South Dakota		57108
(Address of principal executive offices)				(Zip Code)
Registrant’s telephone number, including area code: 605-978-2900

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	NWE	Nasdaq Stock Market LLC
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On April 29, 2022, NorthWestern Corporation d/b/a NorthWestern Energy (Nasdaq: NWE) (the “Company”), held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, 51,396,493 shares of common stock, par value $.01, were present in person or by proxies. This represented nearly 95 percent of the 54,132,943 shares of common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, the stockholders:

•Elected all eight of the directors nominated by the Board of Directors;
•Ratified the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm; and
•Approved, on an advisory basis, the compensation of the Company's named executive officers, as described in the Company's Proxy Statement.

Set forth below are the final voting results on each such matter.

1. Election of Directors. The Board of Directors of the Company nominated eight persons for election as directors of the Company, each to hold office for a one-year term expiring at the 2023 annual meeting of stockholders and until his or her successor is duly elected and qualified. Each nominee was an incumbent director, and no other person was nominated. The votes cast for or withheld with respect to each nominee were as follows:

Name of Director	For	Withheld	Broker Non-Votes
Anthony T. Clark	48,932,333	323,334	2,140,826
Dana J. Dykhouse	48,997,998	257,669	2,140,826
Jan R. Horsfall	49,130,037	125,630	2,140,826
Britt E. Ide	48,880,495	375,172	2,140,826
Robert C. Rowe	49,129,950	125,717	2,140,826
Linda G. Sullivan	49,131,395	124,272	2,140,826
Mahvash Yazdi	48,907,545	348,122	2,140,826
Jeffrey W. Yingling	48,768,908	486,759	2,140,826

2. Ratification of Independent Registered Public Accounting Firm. The votes cast with respect to the ratification of Deloitte & Touche LLP as our independent registered accounting firm were as follows:

For	Against	Abstain
50,323,566	1,044,567	28,360

3. Advisory Vote on Executive Compensation. The votes cast with respect to the advisory vote to approve named executive officer compensation were as follows:

For	Against	Abstain	Broker Non-Votes
47,991,210	1,196,814	67,643	2,140,826

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthWestern Corporation

By:	/s/ Timothy P. Olson
Timothy P. Olson
Corporate Secretary
Date: May 5, 2022